SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

(Each a "Fund", together the “Funds”)

                Effective immediately, the third non-fundamental investment policy included in the section entitled “Non-Fundamental Investment Policies ” in the Funds’ SAI, is removed.

Wells Fargo Advantage Absolute Return Fund:

                The following is added to the section entitled "Further Explanation of Investment Policies":

The Fund has claimed an exclusion from the definition of “commodity pool operator” ("CPO") under the Commodity Exchange Act of 1936, as amended ("CEA") pursuant to Rule 4.5. The Fund's  investment adviser (the "Adviser") is currently not subject to registration as a CPO with respect to the Fund.  If the Fund is no longer able to rely on the exclusion, the Adviser would be required to register as a CPO with respect to the Fund with the Commodity  Futures Trading Commission ("CFTC"), and therefore,  be subject to regulation as a CPO under the CEA.

Wells Fargo Advantage WealthBuilder Portolfios:

                The following is added to the section entitled "General":

Each Fund has claimed an exclusion from the definition of “commodity pool operator” ("CPO") under the Commodity Exchange Act of 1936, as amended ("CEA") pursuant to Rule 4.5. The Fund's investment adviser (the "Adviser") is currently not subject to registration as a CPO with respect to the Fund.  If the Fund is no longer able to rely on the exclusion, the Adviser  would be required to register as a CPO with respect to the Fund with the Commodity  Futures Trading Commission ("CFTC"), and therefore,  be subject to regulation as a CPO under the CEA.

August 15, 2013